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                                                                  Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 (No.: 333-51592) and Form S-8 (Nos.: 333-08181, 333-61011,
and 333-87041) of Maxtor Corporation of our report dated January 26, 2001, except for Note 8 which is as of March 26, 2001, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.



PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
San Jose, California
March 28, 2001